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                       AIM VARIABLE INSURANCE FUNDS, INC.

                        AIM V.I. AGGRESSIVE GROWTH FUND
                             AIM V.I. BALANCED FUND
                       AIM V.I. CAPITAL APPRECIATION FUND
                       AIM V.I. CAPITAL DEVELOPMENT FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                      AIM V.I. GOVERNMENT SECURITIES FUND
                              AIM V.I. GROWTH FUND
                        AIM V.I. GROWTH AND INCOME FUND
                            AIM V.I. HIGH YIELD FUND
                       AIM V.I. INTERNATIONAL EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                              AIM V.I. VALUE FUND

                        Supplement dated October 1, 1999
                      to the Prospectus dated May 3, 1999
                          as supplemented July 1, 1999


The first paragraph under the "INVESTMENT OBJECTIVES AND STRATEGIES: ALL FUNDS (EXCEPT AIM V.I. MONEY MARKET FUND)" section on Page 3 of the prospectus is deleted and replaced with the following:

                  "In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, each fund may not achieve its investment objectives."

The following paragraph is added after the second paragraph under the "PRINCIPAL RISKS OF INVESTING IN THE FUNDS - ALL FUNDS" section on page 6 of the prospectus:

     Some of the funds may participate in the initial public offering (IPO) market. For any fund (excluding AIM V.I. Capital Appreciation Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth and Income Fund and AIM V.I. Value Fund) that has a small asset base, any investment a fund may make in IPOs may significantly increase its total returns. As a fund's assets grow, the impact of IPO investments will decline, which may reduce its total returns.

The first paragraph under the "PERFORMANCE INFORMATION" section on page 7 of the prospectus should be deleted in its entirety and replaced with the following:

          "The bar charts and tables shown below provide an indication of the risks of investing in each fund. A fund's past performance is not necessarily an indication of its future performance. The bar charts and performance tables shown below do no reflect charges at the separate account level. If they did, the performance shown would be lower. Total return information in the bar charts and tables below may be affected by special market factors, including certain funds' investments in initial public offerings (IPOs), which may have a magnified impact on those funds (excluding AIM V.I. Capital Appreciation Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth and Income Fund and AIM V.I. Value Fund) that have a small asset base. There is no guarantee that, as those funds' assets grow, they will continue to experience substantially similar performance. SEC Rules do not allow us to provide a bar chart and performance table for funds that do not have at least a full calendar year of performance."

The following paragraph is added after the fourth paragraph under the "FINANCIAL HIGHLIGHTS" section on page 18 of the prospectus:

          "Total return information in the following tables may be affected by special market factors, including certain funds' investments in initial public offerings (IPOs), which may have a magnified impact on those funds (excluding AIM V.I. Capital Appreciation Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth and Income Fund and AIM V.I. Value Fund) that have a small asset base. There is no guarantee that, as those funds' assets grow, they will continue to experience substantially similar performance."

The table located under the "FUND MANAGEMENT-PORTFOLIO MANAGERS: AIM V.I. GOVERNMENT SECURITIES FUND" section on page 16 of the prospectus should be deleted in its entirety and replaced with the following:

    "o Laurie F. Brignac, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1992.

     o Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1994.

     o Karen Dunn Kelley, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1989."